UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________
FORM 8-K
 ____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2025
____________________________________
SONIC AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________
Delaware
(State or other jurisdiction
of incorporation)

1-13395	56-2010790
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road
Charlotte,	North Carolina	28211
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 566-2400
Not Applicable
(Former name or former address, if changed since last report.)
 ____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SAH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
(a) On April 23, 2025, Sonic Automotive, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”).
(b) At the Annual Meeting, the Company’s stockholders (i) elected all nine of the Company’s nominees for director to serve for a term of one year or until their successors are duly elected and qualified; (ii) ratified the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for fiscal 2025; and (iii) approved, on an advisory basis, the Company’s named executive officer compensation in fiscal 2024. The proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 7, 2025.
Final voting results on each proposal submitted to the Company’s stockholders at the Annual Meeting are as follows:
1.Election of directors:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
David Bruton Smith	128,488,850	10,545,900	4,519	2,242,688
Jeff Dyke	133,180,193	5,854,399	4,677	2,242,688
William I. Belk	131,601,489	7,433,273	4,507	2,242,688
William R. Brooks	133,048,120	5,986,461	4,688	2,242,688
Michael Hodge	127,985,165	10,988,879	65,225	2,242,688
Keri A. Kaiser	131,953,061	6,966,851	119,357	2,242,688
B. Scott Smith	127,256,828	11,777,922	4,519	2,242,688
Marcus G. Smith	127,256,839	11,777,907	4,523	2,242,688
R. Eugene Taylor	126,806,963	12,227,625	4,681	2,242,688
2.Ratification of the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for fiscal 2025:

Votes For	Votes Against	Abstentions	Broker Non-Votes
141,275,330	1,472	5,155	N/A
3.Advisory vote to approve the Company’s named executive officer compensation in fiscal 2024:

Votes For	Votes Against	Abstentions	Broker Non-Votes
133,618,640	5,406,785	13,844	2,242,688

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

April 24, 2025	By:	/s/ STEPHEN K. COSS
Stephen K. Coss
Senior Vice President and General Counsel